SECURITIES AND EXCHANGE COMMISSION

                         	Washington, D.C.  20549
	                         ______________________


                                	Form 8-K

                            	CURRENT REPORT

                	PURSUANT TO SECTION 13 OR 15(d) OF THE
	                    SECURITIES EXCHANGE ACT OF 1934


                              July 19, 1996
                             ----------------
                            	(Date of Report)


                              July 16, 1996
                     ---------------------------------
                    	(Date of earliest event reported)


                           POLAROID CORPORATION
   	       -----------------------------------------------------
          (Exact name of registrant as specified in its charter)

                               	Delaware
            ----------------------------------------------
           	(State or other jurisdiction of incorporation)

                                1-4085
                       ------------------------
	                      (Commission File Number)


                               04-1734655
                    ---------------------------------
                   	(IRS Employer Identification No.)


         	549 Technology Square, Cambridge, Massachusetts 02139
          -----------------------------------------------------
         	(Address of principal executive offices)  (Zip Code)


                            	(617) 386-2000
         ----------------------------------------------------
        	(Registrant's telephone number, including area code)

Item 5.  Other Events.

   	On July 19, 1996, Polaroid Corporation issued a press release announcing that Ron Olsen had been elected to its Board of Directors. A copy of the press release is attached as exhibit 99 and incorporated herein by reference.





Item 7 (c) Exhibits

Exhibit 99	Polaroid Press Release dated July 19, 1996

                          SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                         POLAROID CORPORATION



                         By /s/ Richard F. deLima
                        -------------------------
                         Name 	Richard F. deLima
					                    Title:	Vice President, Secretary and General Counsel


Dated: July 19, 1996